UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 12, 2007
(Date of earliest event reported: September 6, 2007)

CYBER DEFENSE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

FLORIDA	333-46224	45-0508387
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

10901 Roosevelt Blvd., Suite 100-D, St. Petersburg, Florida 33716
(Address of principal executive offices, including zip code)

(727) 577-0873
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

Statements in this Current Report on Form 8-K (including the exhibit) that are not purely historical facts, including statements regarding the beliefs, expectations, intentions or strategies of Cyber Defense Systems, Inc. (the "Company") for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, introduction of products in a timely fashion, market acceptance of new products, cost increases, fluctuations in and obsolescence of inventory, price and product competition, availability of labor and materials, development of new third-party products and techniques that render the Company's products obsolete, delays in obtaining regulatory approvals, potential product recalls and litigation. Risk factors, cautionary statements and other conditions, which could cause the Company's actual results to differ from management's current expectations, are contained in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

Item 1.01 Entry into a Material Definitive Agreement.

On September 10, 2007, the Company through its wholly owned subsidiary, Techsphere Systems International, Inc. (“Techsphere”) entered into an amendment with Microsoft Corporation which extended the due date of: (i) the First Minimum Payment ($875,000) to October 26, 2007; (ii) the Second Minimum Payment ($50,000) to January 25, 2008; and (iii) the Third Minimum Payment ($875,000) to March 24, 2008. If Techsphere fails to make all of the Minimum Payments on a timely basis, Techsphere will be liable for the full principal sum of $2,500,000 and all accrued interest under the Note payable in equal monthly installments commencing on April 1, 2008 by August 1, 2010.

Item 8.01 Other Events

On September 6, 2007, the Company announced that it will pay a dividend of its shares of Techsphere. The date has been estimated at September 16, 2007. NASDAQ will set the ex-dividend date. For every four shares of the Company owned the holder will receive one share of Techsphere.

Item 9.01 Financial Statements and Exhibits

Exhibits:
10.1 Extension Agreement between Techsphere Systems International Inc. and Microsoft Corporation dated September 10, 2007
10.2 Press Release dated September 6, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 12, 2007
CYBER DEFENSE SYSTEMS, INC.

By: /s/ Billy Robinson
Name: Billy Robinson
Title: Chief Executive Officer